(n)
Rule 18f-3 Procedures/
Multiple Class Expense Allocation Plan
Schedule A
Class A Shares
Quaker Strategic Growth Fund
Quaker Capital Opportunities Fund
Quaker Mid-Cap Value Fund
Quaker Small-Cap Value Fund
Quaker Global Tactical Allocation Fund
Quaker Small-Cap Growth Tactical Allocation Fund
Quaker Long-Short Tactical Allocation Fund
Large-Cap Value Tactical Allocation Fund
Quaker Event Arbitrage Fund
Quaker Akros Absolute Strategies Fund
Class C Shares
Quaker Strategic Growth Fund
Quaker Capital Opportunities Fund
Quaker Mid-Cap Value Fund
Quaker Small-Cap Value Fund
Quaker Global Tactical Allocation Fund
Quaker Small-Cap Growth Tactical Allocation Fund
Quaker Long-Short Tactical Allocation Fund
Large-Cap Value Tactical Allocation Fund
Quaker Event Arbitrage Fund
Quaker Akros Absolute Strategies Fund
Institutional Class Shares
Quaker Strategic Growth Fund
Quaker Capital Opportunities Fund
Quaker Mid-Cap Value Fund
Quaker Small-Cap Value Fund
Quaker Global Tactical Allocation Fund
Quaker Small-Cap Growth Tactical Allocation Fund
Quaker Long-Short Tactical Allocation Fund
Large-Cap Value Tactical Allocation Fund
Quaker Event Arbitrage Fund
Quaker Akros Absolute Strategies Fund
Amended: July 30, 2010